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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 1, 2000

                          BATTLE MOUNTAIN GOLD COMPANY
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

             Nevada                      1-9666                  76-0151431
  (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (IRS EMPLOYER
        OF INCORPORATION)                                    IDENTIFICATION NO.)

   333 Clay Street, 42nd Floor
         Houston, Texas                                             77002

(ADDRESS, OF PRINCIPAL EXECUTIVE                                 (ZIP CODE)
           OFFICES)

                             ---------------------

       Registrant's telephone number, including area code: (713) 650-6400

                                Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is the first quarter 2000 earnings release of Battle Mountain Gold Company, as presented in a press release dated May 1, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c)   Exhibits.

                99.1 Press Release issued by Battle Mountain Gold Company dated May 1, 2000.



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2000.                    BATTLE MOUNTAIN GOLD COMPANY
                                       (Registrant)



                                       By: /s/ Greg V. Etter
                                           -----------------------------------
                                       Name:   Greg V. Etter
                                       Title:  Vice President, General Counsel
                                               and Corporate Secretary